UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22058
Nuveen Tax-Advantaged Dividend Growth Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND JTD

Tax-Advantaged Distributions with the Potential for
Dividend Growth, Capital Appreciation and Reduced Overall Risk

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Fund	JTD

The Fund invests primarily in a dividend-growth equity strategy and in income-oriented securities. Its portfolio is managed by two affiliates of Nuveen Investments: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund’s dividend-growth equity strategy, while the Fund’s income-oriented strategy is managed NWQ Investment Management Company, LLC (NWQ).

James Boothe, CFA, serves as portfolio manager for the dividend-growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002.

Here James and Michael talk about their management strategy and the performance of the Fund for the six-month period ended June 30, 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS SIX-MONTH PERIOD?

For the equity portion for the Fund’s portfolio, we continued to invest in dividend-paying securities consisting primarily of common stocks of mid-to large-cap companies that have attractive dividend income and, in our view, the potential for future dividend growth and capital appreciation. In addition, we worked to reduce the overall volatility of the portfolio. We did this by underweighting the information technology sector, which helped lower the portfolio’s volatility during the period. We also trimmed securities where our analysis determined there was the likelihood of a dividend cut. As an example, we sold our Bank of America holdings in anticipation of a future dividend reduction.

In addition, we attempted to manage the Fund’s investments and expenses so that substantially all (at least 90%) of its distributions would be potentially tax-advantaged.

In the fixed-income portion of the Fund’s portfolio, we focused primarily on purchasing tax-advantaged preferred stocks. We employed a disciplined, bottom-up, fundamental research approach using both fundamental valuation and qualitative measures. In particular, we looked for undervalued companies where a catalyst, such as a management change, industry consolidation or a company restructuring, might lead to better value recognition or improved profitability.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

HOW DID THE FUND PERFORM OVER THIS PERIOD?

The performance of JTD, as well as a comparative benchmark, is presented in the accompanying table.

Cumulative Total Returns on Common Share Net Asset Value
For the six months ended 6/30/08

JTD	-6.17%
Comparative Benchmark[1]	-8.43%

1 Comparative benchmark performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Index, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM) which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

For the six-month period ended June 30, 2008, the total return on common share net asset value of the Fund outperformed its comparative benchmark.

Since the Fund’s inception in June 2007, it has benefited from several prevailing market trends. First, as the markets became more unstable, investors favored companies with low market volatility. This often has been a historical characteristic of the type of company we sought for the Fund’s portfolio. Second, due to the potential for cash-flow generation, dividend-paying stocks garnered increased attention during the market uncertainty that has continued in 2008. Again, this tended to help the relative performance of many of the securities in which the Fund had invested. Both of these factors, coupled with constructive stock and sector allocations, helped the comparative return of the Fund over the six-month period

In the equity portion of the Fund, we benefited from our security selection in the financial sector. We sought to maneuver through the worst credit crisis in a generation by focusing on banks with solid balance sheets. Our diverse financial holdings, including major banks, regional banks and life & title insurance companies, contributed positively to the Fund’s relative performance. In addition, our security selection in the utilities sector aided the Fund’s performance, and our relative underweight to consumer discretionary stocks also contributed positively as these stocks were hampered during the sluggish economic environment.

In contrast, our underweight in the energy sector constrained the Fund’s relative performance, as crude oil and natural gas prices spiked to record levels. Other sectors that detracted from comparative performance were telecommunications and consumer staples.

In the preferred portion of the Fund, after a very tough second half of 2007 caused by well-publicized problems in the credit markets, preferreds recovered in January as investors were drawn to their attractive yields. This renewed investor interest allowed the Merrill Lynch DRD Index to post a 5.9% gain for the first month of the year. As the extent of the sub-prime market problems became clearer and several financial firms, in particular Lehman Brothers and Bear Stearns, became distressed, preferred risk premiums increased once again and prices declined. In addition, many firms came to the market to issue new preferred securities, which in turn forced a repricing of existing issues.

These factors led our preferred securities to show a negative return for the first quarter of -1.1% despite the strong January showing. A relief rally of sorts ensued in April, but that positive performance was followed by further weakness in preferreds during May and June. The Merrill DRD Index posted a return of -3.4% for the second quarter. The financial and investment sectors contributed most to the negative showing, as well as brokerage and banking. The best performing sectors were basic industries, energy and insurance. The portfolio was positioned conservatively during the period, with a relative underweight in financials and an overweight in industrials and utilities.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear” and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred share. As approved by the Fund’s Board of Trustees, on April 23, 2008, the Fund redeemed all $36 million of its outstanding FundPreferred shares at liquidation value. Proceeds for the redemption were provided through a prime brokerage facility with a major bank.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Distribution and Share Price
INFORMATION

We are providing you with information regarding your Fund’s distributions. This information is as of June 30, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund employs financial leverage through the issuance of FundPreferred shares as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2008. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period was sufficient to meet the Fund’s distributions.

As of 6/30/08 (Common Shares)	JTD
Inception date	6/26/07
Six months ended June 30, 2008:
Per share distribution:
From net investment income	$0.23
From realized capital gains	—
From return of capital	0.58

Total per share distribution	$0.81

Distribution rate on NAV	4.98%

Annualized total returns:
Six-Month (Cumulative) on NAV	-6.17%
1-Year on NAV	-6.62%
Since inception on NAV	-6.73%

SHARE PRICE INFORMATION

As of June 30, 2008, the Fund was trading at a -9.96% discount to its common share NAV, compared with an average -10.59% discount for the entire six-month period.

Fund Snapshot
Common Share Price	$14.65

Common Share Net Asset Value	$16.27

Premium/(Discount) to NAV	-9.96%

Current Distribution Rate[1]	11.06%

Net Assets Applicable to Common Shares ($000)	$240,080

Average Annual
Total Return
(Inception 6/26/07)
	On Share
	Price	On NAV
6-Month (Cumulative)	-5.43%	-6.17%

1-Year	-19.07%	-6.62%

Since Inception	-18.83%	-6.73%

Industries
(as a % of total investments)[2]
Commercial Banks	11.7%

Electric Utilities	9.4%

Oil, Gas & Consumable Fuels	4.6%

Insurance	4.4%

Pharmaceuticals	4.2%

Communications Equipment	4.1%

Tobacco	4.1%

Diversified Telecommunication Services	3.9%

Thrifts & Mortgage Finance	3.9%

U.S. Agency	3.3%

Media	2.6%

Gas Utilities	2.3%

Health Care Equipment & Supplies	2.3%

Metals & Mining	2.2%

Beverages	2.2%

Commercial Services & Supplies	2.0%

Household Products	2.0%

Semiconductors & Equipment	2.0%

IT Services	2.0%

Hotels, Restaurants & Leisure	2.0%

Short-Term Investments	10.3%

Other	14.5%

JTD Performance OVERVIEW	Nuveen Tax-Advantaged Dividend Growth Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding derivative transactions.

Shareholder Meeting Report

The Annual Meeting of Shareholders was held in the offices of Nuveen Investments on June 30, 2008.

JTD
Approval of the Board Members was reached as follows:
Common
shares
John P. Amboian
For	13,403,093
Withhold	151,492

Total	13,554,585

William C. Hunter
For	13,402,778
Withhold	151,807

Total	13,554,585

David J. Kundert
For	13,403,278
Withhold	151,307

Total	13,554,585

Terence J. Toth
For	13,403,093
Withhold	151,492

Total	13,554,585

JTD	Nuveen Tax-Advantaged Dividend Growth Fund Portfolio of INVESTMENTS
June 30, 2008 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 100.4% (71.3% of Total Investments)

	Aerospace & Defense – 2.8%

118,308	Raytheon Company	$6,658,374

	Beverages – 3.1%

142,000	Coca-Cola Company	7,381,160
	Commercial Banks – 8.0%

131,388	Cullen/Frost Bankers, Inc.	6,549,692
112,205	PNC Financial Services Group, Inc.	6,406,906
227,064	U.S. Bancorp	6,332,815

	Total Commercial Banks	19,289,413
	Commercial Services & Supplies – 2.9%

183,685	Waste Management, Inc.	6,926,761
	Communications Equipment – 5.8%

256,755	Nokia Oyj, Sponsored ADR, (2)	6,290,498
174,195	QUALCOMM Inc.	7,729,032

	Total Communications Equipment	14,019,530
	Construction Materials – 2.4%

98,320	Vulcan Materials Company	5,877,570
	Diversified Telecommunication Services – 5.5%

189,613	AT&T Inc.	6,388,062
85,110	Telefonica S.A., ADR	6,773,054

	Total Diversified Telecommunication Services	13,161,116
	Electric Utilities – 9.3%

82,242	Exelon Corporation, (2)	7,398,490
111,679	FPL Group Inc.	7,323,909
146,080	PPL Corporation, (2)	7,635,602

	Total Electric Utilities	22,358,001
	Electrical Equipment – 2.7%

131,561	Emerson Electric Co.	6,505,691
	Gas Utilities – 3.2%

112,277	Equitable Resources Inc.	7,753,850
	Health Care Equipment & Supplies – 3.2%

95,255	Becton, Dickinson and Company	7,744,232
	Hotels, Restaurants & Leisure – 2.8%

191,534	YUM! Brands, Inc.	6,720,928
	Household Products – 2.9%

112,665	Procter & Gamble Company	6,851,159
	Industrial Conglomerates – 2.7%

237,948	General Electric Company	6,350,832
	Insurance – 5.1%

446,951	Fidelity National Title Group Inc., Class A	5,631,583
192,130	Manulife Financial Corporation	6,668,832

	Total Insurance	12,300,415
	IT Services – 2.8%

216,248	Paychex, Inc., (2)	6,764,237

	Machinery – 2.6%

147,213	PACCAR Inc.	6,157,920

JTD	Nuveen Tax-Advantaged Dividend Growth Fund(continued) Portfolio of INVESTMENTS June 30, 2008

Shares	Description (1)			Value
	Machinery (continued)
	Media – 2.9%

567,463	Pearson Public Limited Company, ADR			$6,951,422
	Metals & Mining – 3.2%

71,092	Southern Copper Corporation, (2)			7,580,540
	Oil, Gas & Consumable Fuels – 6.5%

78,576	Chevron Corporation, (2)			7,789,239
97,123	Royal Dutch Shell PLC, Class A, ADR, (2)			7,935,920

	Total Oil, Gas & Consumable Fuels			15,725,159
	Pharmaceuticals – 5.9%

135,649	Abbott Laboratories			7,185,328
153,304	Eli Lilly and Company			7,076,513

	Total Pharmaceuticals			14,261,841
	Semiconductors & Equipment – 2.8%

222,354	Microchip Technology Incorporated			6,790,691
	Thrifts & Mortgage Finance – 5.5%

414,503	Hudson City Bancorp, Inc.			6,913,910
349,268	New York Community Bancorp, Inc.			6,230,941

	Total Thrifts & Mortgage Finance			13,144,851
	Tobacco – 5.8%

99,719	Lorillard Inc.			6,896,566
142,864	Philip Morris International			7,056,051

	Total Tobacco			13,952,617

	Total Common Stocks (cost $254,693,339)			241,228,310

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 25.1% (17.8% of Total Investments)

	Automobiles – 0.4%

40,400	Daimler Finance NA LLC, Structured Asset Trust Unit Repackaging, Series DCX	7.000%	A–	$876,276
	Capital Markets – 1.9%

45,000	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	1,077,300
25,000	Deutsche Bank Capital Funding Trust IX	6.625%	Aa3	492,250
2,000,000	JP Morgan Chase & Company	7.900%	A1	1,880,860
45,000	Lehman Brothers Holdings	7.950%	BBB+	915,750
12,500	Morgan Stanley Capital Trust VII	6.600%	A1	230,750

	Total Capital Markets			4,596,910
	Commercial Banks – 8.0%

25,000	Allianz SE	8.375%	A+	622,500
75,000	Banco Santander Finance	6.800%	Aa3	1,647,000
50,000	Banco Santander Finance	6.500%	A+	1,055,000
50,000	Bank of America Corporation, Series H	8.200%	A+	1,240,500
50,000	Bank of America Corporation	6.625%	A+	1,054,500
50,000	Barclays Bank PLC	8.125%	Aa3	1,229,500
50,000	Barclays Bank PLC	7.100%	Aa3	1,053,000
52,300	Barclays Bank PLC	6.625%	Aa3	1,020,896
10,000	Capital One Capital II Corporation	7.500%	Baa1	185,500
60,000	Credit Suisse	7.900%	A	1,476,000
18,200	Fleet Capital Trust VIII	7.200%	Aa3	395,850
20,000	HSBC Holdings PLC	8.125%	A	520,800
18,100	HSBC Holdings PLC, Series A	6.200%	A1	373,041
55,200	HSBC USA Inc.	6.500%	A	1,134,360
50,000	PNC Capital Trust	7.750%	A–	1,123,500
50,000	Royal Bank of Scotland Group PLC, Series T	7.250%	Aa3	1,022,500
50,000	Royal Bank of Scotland Group PLC	6.600%	Aa3	931,000
7,000	USB Capital Trust XI	6.600%	A+	148,190
75,000	Wachovia Corporation	8.000%	A	1,681,500
2,500	Wells Fargo Capital Trust V	7.000%	Aa2	59,850
45,000	Wells Fargo Capital Trust XII	7.875%	AA–	1,124,550

	Total Commercial Banks			19,099,537

Shares	Description (1)	Coupon	Ratings (3)	Value
	Consumer Finance – 0.5%

16,700	HSBC Finance Corporation	6.360%	A	$309,117
38,900	MBNA Corporation, Capital Trust D	8.125%	Aa3	928,154

	Total Consumer Finance			1,237,271
	Diversified Financial Services – 2.3%

90,000	Citigroup Inc., Series M	8.125%	A	2,016,000
1,500,000	Citigroup Inc.	8.400%	A	1,427,790
30,000	ING Groep N.V.	8.500%	A1	747,000
25,000	ING Groep N.V.	7.200%	A1	538,250
35,000	ING Groep N.V.	7.050%	A	733,950

	Total Diversified Financial Services			5,462,990
	Electric Utilities – 3.9%

70,000	Alabama Power Company	5.625%	BBB+	1,520,316
50,000	American Electric Power	8.750%	BB+	1,288,000
1,400	Consolidated Edison Company of New York Inc.	5.000%	A3	124,544
5,700	DTE Energy Trust I	7.800%	Baa3	143,127
3,000	Entergy Louisiana LLC	7.600%	A–	74,910
19,800	FPC Capital I	7.100%	Baa2	465,300
50,000	FPL Group Capital Inc.	7.450%	BBB+	1,300,000
57,558	PPL Capital Funding, Inc.	6.850%	Baa2	1,398,084
50,000	PPL Electric Utilities Corporation	6.250%	BBB	1,185,940
10,000	Southern California Edison Company, Series C	6.000%	Baa2	974,688
40,000	Xcel Energy Inc.	7.600%	BBB–	986,800

	Total Electric Utilities			9,461,709
	Independent Power Producers & Energy Traders – 0.5%

50,000	Constellation Energy Group	8.625%	BBB–	1,244,500
	Insurance – 1.1%

10,000	Aegon N.V.	6.875%	A–	181,000
4,700	Aegon N.V.	6.375%	A–	80,370
21,800	Arch Capital Group Limited	8.000%	BBB–	507,722
12,100	Endurance Specialty Holdings Limited	7.750%	BBB–	249,260
25,000	Phoenix Companies Inc.	7.450%	BBB–	406,750
50,000	Prudential Financial Inc.	9.000%	A–	1,245,000

	Total Insurance			2,670,102
	Media – 0.8%

50,000	Comcast Corporation	7.000%	BBB+	1,160,000
38,700	Viacom Inc.	6.850%	BBB	845,595

	Total Media			2,005,595
	Real Estate/Mortgage – 0.5%

50,000	Kimco Realty Corporation, Series G	7.750%	BBB+	1,178,000
	U.S. Agency – 4.7%

75,000	Federal Home Loan Mortgage Corporation	8.375%	AA–	1,822,500
75,000	Federal Home Loan Mortgage Corporation	5.570%	AA–	1,349,250
47,865	Federal Home Loan Mortgage Corporation	5.660%	AA–	851,997
25,000	Federal Home Loan Mortgage Corporation	5.100%	AA–	825,500
25,000	Federal Home Loan Mortgage Corporation	5.000%	AA–	769,750
75,000	Federal National Mortgage Association	8.250%	AA–	1,721,250
60,000	Federal National Mortgage Association	8.250%	AAA	1,441,200
40,000	Federal National Mortgage Association	6.750%	AA–	852,000
25,000	Federal National Mortgage Association	5.810%	AA–	877,500
25,000	Federal National Mortgage Association	5.375%	AA–	832,500

	Total U.S. Agency			11,343,447

	Wireless Telecommunication Services – 0.5%

25,600	Telephone and Data Systems Inc.	7.600%	BBB–	534,528
25,000	United States Cellular Corporation	8.750%	Baa3	619,000

	Total Wireless Telecommunication Services			1,153,528

	Total $25 Par (or similar) Preferred Securities (cost $66,782,254)			60,329,865

JTD	Nuveen Tax-Advantaged Dividend Growth Fund(continued) Portfolio of INVESTMENTS June 30, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)

	Airlines – 0.0% (0.0% of Total Investments)

$8	Continental Airlines, (4)	6.541%	9/15/09	B2	$7,613

$8	Total Corporate Bonds (cost $7,823)				7,613

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 0.6% (0.4% of Total Investments)

	Commercial Banks – 0.6% (0.4% of Total Investments)

1,500	Wachovia Corporation	7.980%	9/15/49	A	$1,381,575

	Total Capital Preferred Securities (cost $1,475,014)				1,381,575

Shares	Description (1)				Value
	Investment Companies – 0.3% (0.2% of Total Investments)

50,000	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.				$697,000

	Total Investment Companies (cost $826,500)				697,000

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 14.6% (10.3% of Total Investments)

$34,973	Repurchase Agreement with State Street Bank, dated 6/30/08, repurchase price $34,974,105, collateralized by $33,380,000 U.S. Treasury Notes, 4.500%, due 2/15/16, value $35,674,875	1.350%	7/01/08		$34,972,794

	Total Short-Term Investments (cost $34,972,794)				34,972,794

	Total Investments (cost $358,757,724) – 141.0%				338,617,157

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (5)	Date	Price	Value
	Call Options Written – (0.1)% (6)

(130)	S&P 500 Index	$(18,525,000)	7/19/08	$1,425	$(2,600)
(130)	S&P 500 Index	(18,850,000)	7/19/08	1,450	(1,300)
(80)	S&P 500 Index	(11,000,000)	8/16/08	1,375	(48,800)
(80)	S&P 500 Index	(11,200,000)	8/16/08	1,400	(22,000)
(80)	S&P 500 Index	(11,000,000)	9/20/08	1,375	(112,800)
(80)	S&P 500 Index	(11,200,000)	9/20/08	1,400	(68,800)

(580)	Total Call Options Written (premiums received $1,774,260)	(81,775,000)			(256,300)

	Borrowings – (39.2)% (7), (8)				(94,000,000)

	Other Assets Less Liabilities – (1.7)%				(4,280,918)

	Net Assets Applicable to Common Shares – 100%				$240,079,939

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Portion of investments, with an aggregate market value of $29,812,310, has been pledged to collateralize the net payment obligations under call options written.
(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(6)	The Fund may designate up to 100% of its Common Stock investments to cover Call Options Written.
(7)	Borrowings as a percentage of total investments is (27.8)%.
(8)	The Fund may pledge up to 100% of its eligible securities in the Portfolio of Investments as collateral for Borrowings.
ADR	American Depositary Receipt.
See accompanying notes to financial statements.

Statement of ASSETS AND LIABILITIES
June 30, 2008 (Unaudited)

Assets
Investments, at value (cost $323,784,930)	$303,644,363
Short-term investments (at cost, which approximates value)	34,972,794
Receivables:
Dividends	542,819
Interest	100,907
Investments sold	726,050
Reclaims	19,953
Deferred borrowing costs	72,067
Other assets	13,497

Total assets	340,092,450

Liabilities
Borrowings	94,000,000
Call options written, at value (premiums received $1,774,260)	256,300
Payable for investments purchased	28,833
Accrued expenses:
Management fees	280,778
Interest on borrowings	220,215
Other	94,222
Common share dividends payable	5,132,163

Total liabilities	100,012,511

Net assets applicable to Common shares	$240,079,939

Common shares outstanding	14,758,340

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.27

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$147,583
Paid-in surplus	272,849,267
Undistributed (Over-distribution of) net investment income	(8,583,389)
Accumulated net realized gain (loss) from investments and derivative transactions	(5,710,915)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(18,622,607)

Net assets applicable to Common shares	$240,079,939

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS
Six Months Ended June 30, 2008 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $85,780)	$5,929,492
Interest	433,954

Total investment income	6,363,446

Expenses
Management fees	1,599,889
FundPreferred shares – auction fees	30,418
Shareholders’ servicing agent fees and expenses	379
Interest expense on borrowings and amortization of borrowing costs	710,429
Custodian’s fees and expenses	30,040
Trustees’ fees and expenses	2,999
Professional fees	5,183
Shareholders’ reports – printing and mailing expenses	37,743
Stock exchange listing fees	3,073
Investor relations expense	16,870

Total expenses before custodian fee credit and expense reimbursement	2,437,023
Custodian fee credit	(898)

Net expenses	2,436,125

Net investment income	3,927,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,725,142)
Call options written	5,545,080
Foreign currency	(922)
Change in net unrealized appreciation (depreciation) of:
Investments	(16,925,302)
Call options written	(405,780)

Net realized and unrealized gain (loss)	(19,512,066)

Distributions to FundPreferred Shareholders
From and in excess of net investment income	(491,826)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(491,826)

Net increase (decrease) in net assets applicable to Common shares from operations	$(16,076,571)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS (Unaudited)

		For the Period
		June 26, 2007
	Six Months	(commencement of
	Ended	operations) through
	6/30/08	December 31, 2007
Operations
Net investment income	$3,927,321	$4,581,392
Net realized gain (loss) from:
Investments	(7,725,142)	(5,444,823)
Call options written	5,545,080	1,920,080
Foreign currency	(922)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(16,925,302)	(3,215,265)
Call options written	(405,780)	1,923,740
Distributions to FundPreferred shareholders:
From and in excess of net investment income	(491,826)	—
From net investment income	—	(578,656)

Net increase (decrease) in net assets applicable to Common shares from operations	(16,076,571)	(813,532)

Distributions to Common Shareholders
From and in excess of net investment income	(11,954,255)	—
From net investment income	—	(4,068,983)
Tax return of capital	—	(7,963,761)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(11,954,255)	(12,032,744)

Capital Share Transactions
Common shares:
Proceeds from sale of shares, net of offering costs	—	283,041,000
Repurchased	—	(1,545,135)
FundPreferred shares offering costs and adjustment, net	(78,908)	(560,000)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(78,908)	280,935,865

Net increase (decrease) in net assets applicable to Common shares	(28,109,734)	268,089,589
Net assets applicable to Common shares at the beginning of period	268,189,673	100,084

Net assets applicable to Common shares at the end of period	$240,079,939	$268,189,673

Undistributed (Over-distribution of) net investment income at the end of period	$(8,583,389)	$(64,629)

See accompanying notes to financial statements.

Statement of CASH FLOWS
Six Months Ended June 30, 2008 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(16,076,571)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(122,104,336)
Proceeds from sales and maturities of investments	83,524,535
Proceeds from (Purchases of) short-term investments, net	(20,263,064)
Cash paid for call options terminated	(3,792,990)
Premiums received on call options written	8,243,490
Amortization (Accretion) of premiums and discounts, net	75
(Increase) Decrease in receivable for dividends	101,761
(Increase) Decrease in receivable for interest	(100,221)
(Increase) Decrease in receivable for investments sold	287,670
(Increase) Decrease in receivable for reclaims	(4,453)
(Increase) Decrease in accrued offering costs	(10,936)
(Increase) Decrease in other assets	(12,554)
Increase (Decrease) in payable for investments purchased	28,833
Increase (Decrease) in accrued management fees	20,907
Increase (Decrease) in interest on borrowings	220,215
Increase (Decrease) in accrued other liabilities	(22,236)
Increase (Decrease) in FundPreferred share dividends payable	(34,091)
Net realized (gain) loss from investments	7,725,142
Net realized (gain) loss from call options written	(5,545,080)
Net realized (gain) loss from foreign currency	922
Change in net unrealized (appreciation) depreciation of investments	16,925,302
Change in net unrealized (appreciation) depreciation of call options written	405,780

Net cash provided by (used in) operating activities	(50,481,900)

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	94,000,000
Increase (Decrease) in cash overdraft balance	(545,033)
Cash distributions paid to Common shareholders	(6,822,092)
Increase (Decrease) in FundPreferred shares	(36,000,000)
(Increase) Decrease in deferred borrowing costs	(72,067)
FundPreferred offering costs adjustments	(78,908)

Net cash provided by (used in) financing activities	50,481,900

Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—

Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the six months ended June 30, 2008, was $421,281.

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Dividend Growth Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JTD.” The Fund was organized as a Massachusetts business trust on February 22, 2007.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred and other fixed income securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. If the pricing service is unable to supply a price for an investment or derivative instrument, the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which the Fund’s NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax return and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the six months ended June 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonable possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the period June 26, 2007 (commencement of operations) through December 31, 2007, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2008, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2008, reflect an over-distribution of net investment income.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

FundPreferred Shares
During the period January 1, 2008 through April 23, 2008, the Fund had issued and outstanding 1,440 Series T, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on the Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares. As approved by the Fund’s Board of Trustees, on April 23, 2008, the Fund redeemed all $36 million of its outstanding FundPreferred shares at liquidation value.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currency” on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Option Transactions
The Fund is authorized to write (sell) index call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of a call option, bears the risk of an unfavorable change in the market value of the security or index underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Borrowing Costs
Costs incurred by the Fund in connection with structuring its revolving credit agreement are recorded as a deferred charge which are being amortized over the 30 year life of the borrowings and included with “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all Common share offering costs (other than sales load) that exceed $.04 per Common share. The Fund’s Common share offering costs of $594,000 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares of $560,000 were recorded as a reduction to paid-in surplus.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$326,508,375	$12,101,169	$7,613	$338,617,157
Call options written	(256,300)	—	—	(256,300)

Total	$326,252,075	$12,101,169	$7,613	$338,360,857

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance as of December 31, 2007	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	7,613

Balance as of June 30, 2008	$7,613

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

3.	Fund Shares
On November 21, 2007, the Fund’s Board of Trustees approved an open-market Common share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund’s Common shares. Under the terms of the program, the Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

		For the Period
		6/26/07
	Six Months	(commencement of operations)
	Ended	through
	6/30/08	12/31/07
Common shares:
Sold	—	14,850,000
Repurchased	—	(96,900)

	—	14,753,100

Weighted average price per Common share repurchased	—	$15.93
Weighted average discount per Common share repurchased	—	12.14%

Transactions in FundPreferred shares were as follows:

			For the Period
			6/26/07
	Six Months		(commencement of operations)
	Ended		through
	6/30/08		12/31/07
	Shares	Amount	Shares	Amount
FundPreferred shares:
Sold	—	$—	1,440	$36,000,000
Redeemed	(1,440)	(36,000,000)	—	—

4.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and call options written) during the six months ended June 30, 2008, were as follows:

Purchases:
Investment securities	$120,604,836
U.S. Government and agency obligations	1,499,500

Sales and maturities:
Investment securities	81,439,675
U.S. Government and agency obligations	2,084,860

Transactions in call options written during the six months ended June 30, 2008, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	520	$2,868,840
Options written	2,370	8,243,490
Options terminated in closing purchase transactions	(2,310)	(9,338,070)
Options expired	—	—

Outstanding, end of period	580	$1,774,260

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments (excluding call options written) was $358,757,724.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at June 30, 2008, were as follows:

Gross unrealized:
Appreciation	$9,481,376
Depreciation	(29,621,943)

Net unrealized appreciation (depreciation) of investments	$(20,140,567)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$ —
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

For the period June 26, 2007 (commencement of operations) through December 31, 2007

Distributions from net ordinary income *	$4,613,548
Distributions from net long-term capital gains	—
Tax return of capital	7,963,761

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2007, the Fund’s last tax year end, the Fund had an unused capital loss carryforward of $1,545,737 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on December 31, 2015.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $60,454 are treated as having arisen on the first day of the current fiscal year.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex-level fee rate was .1868%.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), a wholly owned subsidiary of Nuveen, and NWQ Investment Management Company, LLC (“NWQ”), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest. Santa Barbara manages the portion of the Fund’s investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund’s investment portfolio allocated to preferred securities and other fixed income securities. The Adviser is also responsible for the writing of index call options on various equity market indices, if any. Santa Barbara and NWQ are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Related Party Holdings
Nuveen is owned by an investor group led by Madison Dearborn Partners, LLC. An affiliate of Merrill Lynch & Co. (“Merrill Lynch”), as part of this investor group, owns more than 5% of Nuveen’s common stock. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the investment Company Act of 1940) of the Fund.

At June 30, 2008, the Fund did not own any shares of Merrill Lynch and Company, Inc. preferred securities. Total income earned by the Fund from such securities owned during the six months ended June 30, 2008, amounted to $17,412, and is included in dividend income on the Statement of Operations.

7.	Borrowing Arrangements
Refinancing
On April 7, 2008, the Fund entered into a $94 million prime brokerage facility with Bank of America in part to redeem at liquidation value $36 million of its outstanding FundPreferred shares. The remaining balance was used by the Fund for investment in portfolio securities. For the six months ended June 30, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $43,901,999 and 2.92%, respectively.

Interest expense incurred on these borrowing arrangements is recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

8.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial HIGHLIGHTS (Unaudited) Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
Distributions
				from Net		Distributions		Net			Tax		Offering Costs
	Beginning			Investment		from Capital		Investment		Capital	Return of		and	Ending
	Common		Net	Income to		Gains to		Income to		Gains to	Capital to		FundPreferred	Common
	Share	Net	Realized/	FundPreferred		FundPreferred		Common		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-		Share-		Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†		holders†	Total	holders		holders	holders	Total	Discounts	Value	Value

Year Ended 12/31:
2008(d)	$18.17	$ .27	$(1.32)	$(.03	)****	$—	(1.08)	$(.81	)****	$—	$—	$(.81)	$(.01)	$16.27	$14.65
2007(b)	19.10	.31	(.30)	(.04)		—	(.03)	(.28)		—	(.54)	(.82)	(.08)	18.17	16.33

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value Per	Coverage	Outstanding	Coverage
	(000)	Share	Per Share	(000)	Per $1,000

Year Ended 12/31:
2008(d)	$—	$—	$—	$94,000	$3,554
2007(b)	36,000	25,000	211,243	—	—

Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit				After Credit***
Based
	on	Ending Net
	Common	Assets
Based	Share	Applicable to
on	Net	Common			Net				Net		Portfolio
Market	Asset	Shares			Investment				Investment		Turnover
Value**	Value**	(000)	Expenses††		Income††		Expenses††		Income††		Rate

(5.43)%	(6.17)%	$240,080	1.86	%*	3.00	%*	1.86	%*	3.00	%*	28%
(14.37)	(.70)	268,190	1.19	*	3.21	*	1.19	*	3.21	*	58

*	Annualized.

** •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

•	Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2008.
†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowing Interest Expense to Average
Net Assets Applicable to Common Shares(c)
Year Ended 12/31:
2008(d)	.54%*
2007(b)	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period June 26, 2007 (commencement of operations) through December 31, 2007.
(c)	Borrowings interest expense includes amortization of borrowing costs.
(d)	For the six months ended June 30, 2008.

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Santa Barbara Asset Management (“Santa Barbara” and, together with NWQ, the “Sub-Advisers”), respectively. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (the “Sub-Advisory Agreements,” and the Investment Management Agreement and the Sub-Advisory Agreements are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to each Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. The Board considered the performance of the portion of the investment portfolio of the Fund for which the respective Sub-Adviser is responsible. The Board also recognized that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, the Independent Board Members visited each Sub-Adviser during 2007. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or respective Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing the Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include that of the Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, the Independent Board Members noted the limited Peer Groups available for the Nuveen funds with multi-sleeves of investments. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of each Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that each Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreements be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund redeemed all 1,440 shares of its outstanding preferred stock. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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ESA-J-0608D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2008	0	$0	0	1,403,100

FEBRUARY 1-29, 2008	0	$0	0	1,403,100

MARCH 1-31, 2008	0	$0	0	1,403,100

APRIL 1-30, 2008	0	$0	0	1,403,100

MAY 1-31, 2008	0	$0	0	1,403,100

JUNE 1-30, 2008	0	$0	0	1,403,100

TOTAL	0
* The registrant’s repurchase program was announced November 21, 2007. The registrant’s repurchase program authorized the repurchase of 1,500,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.